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                                EXHIBIT 10.14(b)

                         ASSIGNMENT OF RENTS AND LEASES

     This Assignment made this 28th day of June, 1988 (together with all amendments and supplements hereto, hereinafter called this "Assignment"), by CHESTERFIELD PLAZA JOINT VENTURE, a Maryland general partnership (hereinafter called the "Assignor") to American United Life Insurance Company, an Indiana corporation, having its principal offices at Indianapolis, Indiana and an address at Post Office Box 368, Indianapolis, Indiana 46206 (hereinafter called the "Assignee"), WITNESSETH, that:

     FOR VALUE RECEIVED, the Assignor hereby conveys, assigns, transfers and sets over to the Assignee all right, title and interest of the Assignor in and to certain Leases described on Exhibit B hereto, leasing real estate and improvements lying and being in the County of Anne Arundel, State of Maryland, more particularly described follows, to-wit: Being the Chesterfield Plaza Shopping Center described on Exhibit A attached hereto and hereby made a part hereof:

(hereinafter called the "Premises"); together with all rents, income and other sums payable thereunder or otherwise for the use and occupation of the Premises and without limitation, all options, amendments, extensions or renewals thereof and guarantees of lessee's obligations under the Lease.

     This Assignment is given as security for (a) payment of all sums due under a certain promissory note and all amendments, extensions or renewals thereof, in the principal sum of $3,800,000.00 made by the Assignor to the Assignee, (hereinafter called the "Note") and secured by a Deed of Trust dated August 19, 1986, as amended by a Consolidation, Modification and Extension Agreement of even date herewith on the Premises (hereinafter called the "Mortgage"); (b) payment of all other sums with interest becoming due and payable to the Assignee under the provisions of this Assignment or the Note or the Mortgage; and (c) performance and discharge of each obligation, covenant and agreement of the Assignor contained herein or in the Note and the Mortgage. Acceptance of this Assignment shal1 not impair, affect or modify any of the terms or conditions of the Note or the Mortgage.

     The Assignor covenants and agrees with the Assignee as follows:

     1.   The Assignor will:

          (a) fulfill and perform each and every obligation, condition and covenant of the Lease by lessor to be fulfilled and performed;

          (b) give prompt notice to the Assignee of any notice of default in the Lease received by the Assignor, together with a complete copy of any such notice;

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          (c)  at the sole cost and expense of the Assignor, enforce, short of termination of the Lease, the performance or observance of each and every covenant and condition of the Lease and of any guarantee of lessee's obligations thereunder by the lessee or guarantor to be performed or observed; and

          (d) from time to time, execute any and all instruments requested by the Assignee to carry this Assignment into effect or to

*Whenever used herein, "Lease" shall refer to all Leases listed on Exhibit B and all amendments thereto.

               accomplish any other purposes deemed by the Assignee to be necessary or appropriate in connection with this Assignment or the Premises, including, without limitation, specific assignments of the Lease and any guarantee thereof or any agreement relating to use or occupancy of the Premises or any part thereof now or hereafter in effect.

     2. The Assignor will not, without first securing the written consent of the Assignee:

          (a) reduce rents and otherwise modify or in any way alter the terms of the Lease or of any guarantee of lessee's obligations thereunder;

          (b) cancel or terminate the term of the Lease or accept a surrender thereof or permit to be done anything to impair the security thereof or of any guarantee of lessee's obligations thereunder;

          (c) waive or release the lessee in the Lease or any guarantor thereof from any obligation or condition by the lessee or guarantor to be performed;

          (d) exercise options or give consent to assignment or subletting or other requests of lessee under terms of the Lease;

          (e) execute any other assignment of lessor's interest in the Lease or any guarantee of lessee's obligations thereunder or assignment of rents arising or accruing from the Lease or from the Premises; or

          (f) enter into any settlements for breach of obligations by lessee or any guarantor under the Lease.

     3. The rights assigned hereunder include, without limitation, all the rights and powers of the Assignor to exercise options under the Lease or give consents thereunder, or to reduce rents or otherwise modify or alter the Lease or any guarantee thereof, or to cancel or terminate the term of the Lease or accept a surrender thereof, or to accept or reject an offer or option to purchase made by lessee under terms of the Lease, if any, or to waive, or release the lessee from, the performance or observance by lessee of any obligation or condition of the Lease

                                        2

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          or any guarantee thereof, or to collect rents and other sums payable by lessee under the Lease, and to sue lessee or any guarantor of lessee's obligations for all such unpaid rents and other sums or to collect sums payable by lessee as the purchase price for the Premises under terms of the Lease, or to enter into any settlements with leasee or any guarantor for breach of obligations in the Lease by lessee. And the Assignor hereby irrevocably appoints the Assignee his attorney-in-fact to indorse all checks, money orders or other paper evidencing rents under the Lease herein assigned, on which the Assignor appears as a payee thereof.

     4. At the sole cost and expense of the Assignor, the Assignor will appear in and defend any action growing out of or in any manner connected with the Lease or the obligations or liabilities of the lessor, the lessee, or any guarantor thereunder.

     5. Should the Assignor fail to do any act as herein provided, then the Assignee, but without obligation so to do and without notice to or demand on the Assignor and without releasing the Assignor from any obligation herein, may make or do the same, including specifically, without limiting its general powers, appearing in and defending any action purporting to affect the security hereof or the rights or powers of the Assignee and performing any obligation of the lessor in the Lease contained, and in exercising any such powers paying necessary costs and expenses, employing counsel and incurring and paying reasonable attorney's fees; and the Assignor will pay immediately upon demand all sums expended by the Assignee under the authority hereof, together with interest from date of any such expenditure at the rate of e1even percent (11%) per annum (or at such lesser rate of interest as may be the maximum not prohibited by applicable law), and the same shall be so much additional indebtedness secured hereby and by the Mortgage.

     6. This Assignment is effective immediately but Assignor shall have the privilege of collecting rents until the existence of a default or event of default in the Note or the Mortgage. As such, the Assignor hereby directs the tenants named in the Leases to pay all rentals and other sums that may hereafter become due in respect of the Lease to the Assignee, or to such of the representatives of the Assignee as it shall designate by written request to the lessee, commencing with rental next due and payable and continuing until the Mortgage indebtedness is paid in full or until the Assignee shall have notified the lessee, in writing, to discontinue such payments. All rentals shall be held without allowance of interest, and shall be applied to the following purposes, but not necessarily in the order named, priority and application of such funds being within the sole discretion of the Assignee:

          (a) to the payment of installments of principal and interest on the Note as and when the same become due and payable;

          (b) to the payment of all other sums due the Assignee or otherwise payable by the Assignor under the Note and the Mortgage or under the provisions of this Assignment; and

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          (c)  any amounts not applied as above provided will be refunded by
               Assignee to the Assignor, provided no default then exists in any term or condition of the Note or the Mortgage or this Assignment.

          The Assignor shall have no right or claim of any nature against the lessee in the Lease for any rents or other sums so paid by lessee to the Assignee or to the representatives of the Assignee under this Assignment.

     7. Upon or at any time after default in the payment of any indebtedness evidenced by the Note or secured hereby or by the Mortgage, or in the performance of any term, provision, condition, obligation, covenant or agreement herein or in the Note or the Mortgage contained, and the expiration of the period of grace, if any, with respect to any such default as provided for in the Note or the Mortgage, the Assignee may, at its option, without notice, either in person or by agent, with or without bringing any action or proceeding, or by a receiver to be appointed by a court, enter upon, take possession of, and manage and operate the Premises and each and every part and parcel thereof; and in connection therewith, the Assignee may make, cancel, enforce or modify the Lease or any guarantee thereof, fix or modify rents, repair, maintain and improve the Premises, employ contractors, subcontractars and workmen in and about the Premises, obtain and evict tenants, in its own name, sue for or otherwise continue to collect or reserve any and all rents, issues and profits, including those past due and unpaid, employ leasing agents, managing agents, attorneys and accountants in connection with the enforcement of the rights of the Assignee hereunder and pay the reasonable fees and expenses thereof, and otherwise do and perform any and all acts and things which the Assignee may deem necessary or appropriate in and about the Premises or the protection thereafter or the enforcement of the rights of the Assignee hereunder or under the Note or the Mortgage; and any and all amounts expended by the Assignee in connection with the foregoing together with interest thereon from date of payment of any such expense at the rate of eleven percent (11%) per annum (or at such lesser rate of interest as may be the maximum not prohibited by applicable law), shall constitute so much additional indebtedness secured hereby and by the Mortgage. The Assignee shall apply any movies collected by the Assignee, as aforesaid, less costs and expenses incurred, as aforesaid, upon any indebtedness secured hereby in such order and manner as the Assignee may determine. The entering upon and taking possession of the Premises, the collection of rents, issues and profits, the exercise of any of the rights hereinabove specified and the application of collections, as aforesaid, shall not cure, waive, modify or affect any default or notice of default hereunder or under the Note or the Mortgage.

     8. The Assignee shall not be liable for failure to collect rents or other sums assigned hereunder or to enforce performance by lessee or any guarantor under the Lease or for any act or omission of the Assignee in managing the Premises after default unless such loss is caused by the willful misconduct and bad faith of the Assignee.

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          Nor shall the Assignee be obligated to perform or discharge, nor does the Assignee undertake to perform or discharge, any obligation, duty or liability under the Lease or any guarantee thereof or under or by reason of this Assignment. The Assignor hereby agrees to indemnify the Assignee against and hold it harmless from any and all liability, loss or damage which it may incur under the Lease or any guarantee thereof, or under or by reason of this Assignment and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms of the Lease or any such guaranty. Should the Assignee incur any such liability, loss or damage under the Lease or any guarantee thereof or any guarantee thereof, or under or by reason of this Assignment, or in defense against any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, together with interest thereon from date of any such payment at the rate of eleven percent (11%) per annum (or at such lesser rate of interest as may be the maximum not prohibited by applicable law), shall be secured hereby and by the Mortgage, and the Assignor shall reimburse the Assignee therefor immediately upon demand. And it is further understood that this Assignment shall not operate to place responsibility for the control, care, management, or repair of said Premises upon the Assignee, nor for the carrying out of any of the terms and conditions of the Lease or any guarantee thereof; nor shall it operate to make the Assignee responsible or liable for any waste committed on the Premises by any lessee or any other party or for any dangerous or defective condition of the Premises, nor for any negligence (other than willful negligence of the Assignee) in the management, upkeep, repair, or control of the Premises resulting in loss or injury or death to any lessee, licensee, employee, or stranger,

     9. The Assignor represents and warrants that: (a) the Assignor has not executed any prior assignment of any of its rights under the Lease or any guarantee thereof; (b) the Lease and any guarantee of lessee's obligations thereunder are valid and enforceable and the Assignor has not done anything which might prevent the Assignee from or limit the Assignee in operating under any of the provisions of this Assignment;
          (c) rent under the Lease has not been collected in advance of the time when the same became due under terms of the Lease; (d) there is no present default by the lessee or lessor under the Lease or by any guarantor thereof; (e) the Assignor is the sole owner of the entire lessor's interest in the Lease and the guaranty, if any; and (f) the Lease and any guarantee thereof are in full force and effect and have not been altered, amended or modified except such amendments as may be set out in the Mortgage.

     10. The Assignee may take or release other security for the payment of the indebtedness hereby secured; may release any party primarily or secondarily liable therefor; and may apply any other security held by it to the satisfaction of such indebtedness without prejudice to any of its rights under this Assignment.

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     11.  Nothing contained in this Assignment and no act done or omitted by the
          Assignee pursuant to the powers and rights granted it hereunder shall be deemed to be a waiver by the Assignee of its rights and remedies hereunder or under the Note and the Mortgage, and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by the Assignee under the terms of the Note and the Mortgage. The right of the Assignee to collect said indebtedness hereby secured and to enforce any other security therefor held by it may be exercised by the Assignee either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

     12. In case of any conflict between the terms of this Assignment and the terms of the Mortgage, the terms of the Mortgage shall prevail.

     13. This Assignment embodies the entire agreement and understanding between the parties relating to the subject matter hereof and may not be amended or waived except by an instrument in writing executed by the party against whom enforcement of such amendment or waiver is sought. If any clauses or provisions herein contained would invalidate this Assignment in whole or in part, such clauses or provisions only shall be invalid, and the remainder of this Assignment will remain in full force and effect.

     14. All notices or demands which are required or permitted to be given or served hereunder shall be in writing and sent by certified or registered or first class mail at the address first above set out or to such other address as any party hereto shall designate to the other in writing.

     15. The term "Lease" as used herein means the Lease heretofore defined and hereby assigned and any amendment, extension or renewal thereof now or hereafter executed and, at the option of the Assignee, any written or oral lease subsequently executed during the term of this Assignment covering the Premises or any part thereof.

     16. This Assignment, together with the covenants and warranties herein contained, shall inure to the benefit of the Assignee and any subsequent holder of the Note and the Mortgage and shall be binding upon the Assignor, his heirs, executors, administrators, successors, and assigns and any subsequent owner of the Premises. If more than one person or entity has executed this Assignment as the Assignor, the term "Assignor" shall include all such persons and the obligations of all such persons shall be joint and several. In this Assignment, whenever the context so requires, the masculine, feminine or neuter genders shall include the other genders and the singular number includes the plural and the plural the singular.

     17. This Assignment may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one instrument.

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     18.  The Assignor shall not be personally liable for payment of the Note and other indebtedness herein and in the Mortgage secured nor for performance of obligations hereunder and the Assignee agrees to look solely to the Premises and other security herein for the repayment of such indebtedness. Nothing in this clause shall be construed in any way as limiting the obligations of the Assignor as lessor under the Lease or as relieving the Assignor from liability for any materially untrue representation or warranty herein or in the Note or the Mortgage or any other document securing the Note.

Upon the payment in full of the Note and all indebtedness secured hereby and by the Mortgage, as evidenced by the recording or filing of an instrument of conveyance, satisfaction or full release of the Mortgage, this Assignment shall automatically become and be void and of not effect.

IN WITNESS WHEREOF, the Assignor has executed this Assignment on the day and year first above written.

                                          CHESTERFIELD PLAZA JOINT VENTURE


                                          By: /s/ Robert R. Neilson
                                              ----------------------------
                                          Printed: Robert R. Neilson
                                          Title: Managing Partner

(Seal)


WITNESS:


/s/ Neil Tabor
----------------------------
Printed: Neil Tabor
Title:
       ---------------------

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                                    EXHIBIT A

                              PROPERTY DISCRIPTION

     ALL that tract or parcel of land located in Anne Arundel County, State of Maryland, and more particularly described as follows:

     BEGINNING for the same at point no. 4097 on the Southernmost right-of-way line of Old Crown Drive (60 feet wide right-of-way) as shown on an un-recorded plat entitled Phase One, "Chesterfield 4" (sheet 3 of 7), intended to be recorded among the Plat Records of Anne Arundel County, Maryland, running thence with and binding on said right-of-way line, and referring the courses of the description contained herein to the Maryland State Grid Meridian,

     (1) North 56 degrees 54 minutes 09 seconds East 35.26 feet,

     (2) South 77 degrees 56 minutes 45 seconds East 45.00 feet,

     (3) 220.92 feet along the arc of a curve to the right, having a radius of 3660.18, and being subtended by a chord of South 76 degrees 13 minutes 00 seconds East 220.89 feet, and

     (4) South 74 degrees 29 minutes 15 seconds East 381.22 feet, thence leaving the right-of-way line of Old Crown Drive and running with and binding on the division line between the parcel now being described and a plat entitled preliminary plan of "Jacobsville", recorded among the Plat Records of Anne Arundel County, Maryland in Plat Book 2, Page 2, Plat No. 252,

     (5) South 12 degrees 55 minutes 56 seconds West 492.06 feet, thence leaving the outline of the aforementioned plat of Jacobsville and running with and binding on the division line between the parcel now being described and the property of Herbert M. Weaver, recorded among the Land Records of Anne Arundel County, Maryland in Liber F.S.R. 42, Folio 292,

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     (6) North 67 degrees 38 minutes 48 seconds West 117.59 feet, thence leaving said Weaver Property and running with and binding on the division line between the parcel now being described and an un-recorded plat entitled "R. Harry Arnold Subdivision",

     (7) North 69 degrees 54 minutes 30 seconds West 529.13 feet to a point on the Easternmost right-of-way line of Tick Neck Road - Phase II as shown on the Anne Arundel County Department of Public Works Right-of-Way Plat No. 14977-1, thence running with and binding on said right-of-way line as shown on the aforementioned plat and plat no. 14978,

     (8) 158.09 feet along the arc of a curve to the right, having a radius of 11409.20 feet, and being subtended by a chord of North 10 degrees 09 minutes 26 seconds East 158.09 feet,

     (9) North 06 degrees 44 minutes 57 seconds East 199.82 feet, and

     (10) 44.69 feet along the arc of a curve to the right, having a radius of 11424.20 feet, and being subtended by a chord of North 11 degrees 39 minutes 59 seconds East 44.69 feet to the place of beginning,

     CONTAINING 6.920 acres of land, more or less.

     BEING part of that parcel of land which by deed dated March 20, 1978, and recorded among the Land Records of Anne Arundel County, Maryland in Liber W.G.L. 3062 at Folio 888, was granted and conveyed by Oriole Homes Corp. to the Chatterleigh Limited Partnership.

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                                    EXHIBIT B

                   CHESTERFIELD PLAZA SHOPPING CENTER TENANTS

Morley Enterprises, Inc. t/a Little Ceasars

Rite-Aid of Maryland, Inc.

Bach Enterprises, Inc. t/a Village Cleaners

Saunders Florist, Inc.

Casablanca Hair Ltd.

P. A. & S. Small Company

Chesapeake Federal Savings and Loan Association

T100:TENANTS
060788